Exhibit 10.41

THE GYMBOREE CORPORATION
INVESTOR RIGHTS AGREEMENT

     This Investor Rights Agreement (this “Agreement”) is made and entered into as of May __, 2000 by and between The Gymboree Corporation, a Delaware corporation (the “Company”), and _______ (“Investor”).

RECITALS

     WHEREAS, the Company desires to sell to the Investor, and the Investor desires to purchase from the Company, _______ shares (the “Purchased Shares”) of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) on the terms and conditions set forth in that certain Common Stock Purchase Agreement, dated of even date herewith by and between the Company and the Investor (the “Purchase Agreement”) and unless otherwise provided herein, all capitalized terms shall have the meanings set forth in the Purchase Agreement.

     WHEREAS, the Purchase Agreement provides that the Investor shall be granted certain registration rights as more fully set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. REGISTRATION RIGHTS.

(a) Definitions. For purposes of this Section 1:

(i) Registration. The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended, (the “Securities Act”), and the declaration or ordering of effectiveness of such registration statement

(ii) Registrable Securities. The term “Registrable Securities” means the Purchased Shares and any Common Stock of the Company distributed on or with respect to the Purchased Shares. Notwithstanding the foregoing, “Registrable Securities”shall exclude any Registrable Securities sold by a person in a transaction in which rights under this Section 1 are not assigned in accordance with this Agreement or any Registrable Securities sold in a public offering, whether sold pursuant to Rule 144 promulgated under the Securities Act, or in a registered offering, or otherwise.

(iii) Registrable Securities Then Outstanding. The number of shares of “Registrable Securities then outstanding” shall mean the number of Purchased Shares and the number of any other securities that are Registrable Securities and are then issued and outstanding.

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(iv) Holder. For purposes of this Section 1, the term “Holder” means the Investor or any subsidiary or affiliate of the Investor owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any permitted assignee of record of such Registrable Securities to whom rights under this Section 1 have been duly assigned in accordance with Section 2 of this Agreement.

(v) Form S-3. The term “Form S-3” means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(b) Form S-3 Registration. On or about the date that is six (6) months after the Closing, as defined in the Purchase Agreement, the Company shall use reasonable commercial efforts to cause to become effective with the SEC a registration statement on Form S-3, if available, relating to 100% of the Holder’s Registrable Securities. The Company shall use commercially reasonable efforts to file such registration statement in sufficient time as necessary to cause such registration statement to become effective on or about the date that is six (6) months after the Closing and shall also use commercially reasonable efforts to obtain any related qualifications, registrations or other compliances that may be necessary under any applicable “blue sky” laws. In connection with such registration, the Company will:

(i) Notice. Promptly give written notice to the Holder of the proposed registration and any related qualification or compliance.

(ii) Registration. Effect such registration and all such qualifications and compliances and as would permit or facilitate the sale and distribution of 100% of the Holder’s Registrable Securities; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 1(b) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(iii) Number of Form S-3 Registrations. The Company shall be obligated to effect only one (1) registration under this Section 1(b).

(iv) Expenses. The Company shall pay all expenses incurred in connection with each registration requested pursuant to this Section 1(b), excluding underwriters’ or brokers’ discounts and commissions relating to shares sold by Holder and any fees and disbursements of counsel to Holder, but including federal and “blue sky” registration, filing and qualification fees, printers’ and accounting fees, and fees and disbursements of counsel for the Company.

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(v) Deferral. Notwithstanding the foregoing, if the Company shall furnish to Holder a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its stockholders for such registration statement to be filed, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period, and the period of time that the Company is obligated to maintain the effectiveness of any registration statement under Clause (vi) [(vii)] below shall be extended for the length of any such period of deferral.

(vi) [Only for the Moldaw Variable Fund: Not Demand Registration. The Form S-3 registration described in this Section 1(b) shall not be deemed to be a demand registration as described in Section 1(c) below.]

(vii) Maintenance. The Company shall use all reasonable commercial efforts to maintain the effectiveness of the Form S-3 registration statement filed under this Section 1(b) until the earlier of: (a) the date on which all of the Registrable Securities have been sold; and (b) the one-year anniversary of the Closing, as defined in the Purchase Agreement.

(c) [Only for the Moldaw Variable Fund: Demand Registration.

(i) Request by Holder. If, at any time following the first anniversary of the Closing, as defined in the Purchase Agreement, the Company receives a written request from the Holder that the Company file a registration statement under the Securities Act on Form S-3 covering the registration of Registrable Securities (a “Demand Notice”), then the Company shall use commercially reasonable efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holder requests to be registered in such Demand Notice within thirty (30) days after receipt of such Demand Notice.

(ii) Maximum Number of Demand Registrations. The Company shall be obligated to effect only one (1) such registration pursuant to this Section 1(c).

(iv) Deferral. Notwithstanding the foregoing, if the Company shall furnish to the Holder a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its stockholders for such registration statement to be filed, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the Demand Notice; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

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(v) Expenses. All expenses incurred in connection with any registration pursuant to this Section 1(c), including all federal and “blue sky” registration, filing and qualification fees, printer’s and accounting fees, and fees and disbursements of counsel for the Company (but excluding underwriters’ discounts and commissions relating to shares sold by the Holder and any fees and disbursements of counsel to the Holder), shall be borne by the Company. The Holder shall bear such Holder’s discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering by the Holder. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 1(c) if the registration request is subsequently withdrawn at the request of the Holder, unless the Holder agrees that such registration constitutes the use by the Holder of one (1) demand registration pursuant to this Section 1(c); provided further, however, that if at the time of such withdrawal, the Holder has learned of a material adverse change relating to the business or operations of the Company not known to the Holder at the time of its request for such registration and have withdrawn its request for registration after learning of such material adverse change, then the Holder shall not be required to pay any of such expenses and such registration shall not constitute the use of a demand registration pursuant to this Section 1(c).

(vi) Maintenance. The Company shall use all reasonable commercial efforts to maintain the effectiveness of the Form S-3 registration statement filed under this Section 1(c) until the earlier of: (a) the date on which all of the Registrable Securities have been sold; and (b) the two-year anniversary of the Closing, as defined in the Purchase Agreement.]

(d) Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement the Company shall, as expeditiously as reasonably possible:

(i) Registration Statement. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective.

(ii) Amendments and Supplements. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(iii) Prospectuses. Furnish to the Holder such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(iv) Blue Sky. Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

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(v) Underwriting. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form (including customary indemnification of the underwriters by the Company), with the managing underwriter(s) of such offering. A Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(vi) Notification. Notify the Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(vii) [Not for the Moldaw Variable Fund: Nasdaq Listing. List the Purchased Shares on The Nasdaq National Market, or other exchange on which the Company’s Common Stock is traded.]

(e) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 1(b) [or (c)] that the selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

(f) Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 1(b) [or (c)]:

(i) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless Holder, the partners, officers, shareholders, employees, representatives and directors of Holder, any underwriter (as determined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, against any losses, claims, damages, or Liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):

(A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

(B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

(C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

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and the Company will reimburse the Holder, partner, officer, shareholder, employee, representative, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, shareholder, employee, representative, director, underwriter or controlling person of such Holder.

(ii) By the Selling Holder. To the extent permitted by law, the selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, officers, shareholders, employees, representatives and directors and any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such officer or director, controlling person, underwriter or other such Holder, partner, officer, shareholder, employee, representative, director or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such officer or director, controlling person, underwriter or other Holder, partner, officer, shareholder, employee, representative, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action. [Not for the Moldaw Variable Fund: Notwithstanding the foregoing, no such Holder will be required to contribute any amount in excess of the net proceeds received for all such Registrable Securities sold by such Holder pursuant to such registration statement.]

(iii) Notice. Promptly after receipt by an indemnified party of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this section, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, to the extent that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of liability under this Section 2(g) except to the extent the indemnifying party is prejudiced as a result thereof.

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(iv) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Holder are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was timely furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

(v) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (A) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this section, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this section provides for indemnification in such case, or (B) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this section; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however, that, in any such case: (X) no such Holder will be required to contribute any amount in excess of the net proceeds received for [public offering price of] all such Registrable Securities sold by such Holder pursuant to such registration statement; and (Y) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(vi) Survival. The obligations of the Company and Holder under this Section 2(f) shall survive until the second anniversary of the completion of any offering of Registrable Securities in a registration statement, regardless of the expiration of any statutes of limitation or extensions of such statutes.

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(g) Termination of the Company’s Obligations. The Company shall have no obligations pursuant to this Section 1 with respect to any Registrable Securities proposed to be sold by Holder in a registration pursuant to Section 1(b) [or (c)] more than five (5) years after the date of this Agreement or if, in the opinion of counsel to the Company, all such Registrable Securities to be sold by any Holder may then be sold under Rule 144 in a single transaction without exceeding the volume limits thereunder.

(h) Suspension Provisions. Notwithstanding the foregoing subsections of this Section 1, the Company shall not be required to take any action with respect to the registration or the declaration of effectiveness of the registration statement following written notice to Holder from the Company (a “Suspension Notice”) of the existence of any state of facts or the happening of any event (including pending negotiations relating to, or the consummation of, a transaction, or the occurrence of any event that the Company believes, in good faith, requires additional disclosure of material, non-public information by the Company in the registration statement that the Company believes it has a bona fide business purpose for preserving confidentiality or that renders the Company unable to comply with the published rules and regulations of the SEC promulgated under the Securities Act or the Securities Exchange Act, as in effect at any relevant time (the “Rules and Regulations”)) that would result in (i) the registration statement, any amendment or post-effective amendment thereto, or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the prospectus issued under the registration statement, any prospectus supplement, or any document incorporated therein by reference including an untrue statement of material fact or omitting to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the Company (X) shall not issue a Suspension Notice more than three (3) times in any 12 month period, (Y) shall use its best efforts to remedy, as promptly as practicable, but in any event within 90 days of the date on which the Suspension Notice was delivered, the circumstances that gave rise to the Suspension Notice and deliver to the Holder notification that the Suspension Notice is no longer in effect and (Z) shall not issue a Suspension Notice for any period during which the Company’s executive officers are not similarly restrained from disposing of shares of the Company’s Common Stock. Upon receipt of a Suspension Notice from the Company, all time limits applicable to the Holder under this Section 1 shall automatically be extended by an amount of time equal to the amount of time the Suspension Notice is in effect, Holder will forthwith discontinue disposition of all such shares pursuant to the registration statement until receipt from the Company of copies of prospectus supplements or amendments prepared by or on behalf of the Company (which the Company shall prepare promptly), together with a notification that the Suspension Notice is no longer in effect, and if so directed by the Company, Holder will deliver to the Company all copies in their possession of the prospectus covering such shares current at the time of receipt of any Suspension Notice.

2. ASSIGNMENT. The rights of the Investor under Section 1 are transferable to any purchaser or transferee of the Purchased Shares; provided, however, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement.

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3. EXCHANGE ACT REPORTS. The Company agrees to:

(a) Use commerically reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”).

(b) Furnish to Holder forthwith upon request a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3. (c) Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act.

(d) So long as Investor owns the Purchased Shares, furnish to Investor upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act and such other reports and documents so filed with the SEC as Investor may reasonably request in availing itself of any rule or regulation of the SEC allowing Investor to sell any such securities without registration.

4. MISCELLANEOUS.

(a) Successors and Assigns. The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

(b) Governing Law. This Agreement will be governed by and construed under the internal laws of the State of California, without reference to principles of conflict of laws or choice of laws.

(c) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(d) Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules will, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

(e) Notices. Any notice required or permitted under this Agreement shall be given in writing, shall be effective when received, and shall in any event be deemed received and effectively given upon personal delivery to the party to be notified or three (3) business days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, or one (1) business day after deposit with a nationally recognized courier service such as Federal Express for next business day delivery under circumstances in which such service guarantees next business day delivery, or one (1) business day after facsimile with copy delivered by registered or certified mail, in any case, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof or at such other address as the Investor or the Company may designate by giving at least ten (10) days advance written notice pursuant to this Section 5(e).

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(f) Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the [holder(s) of Purchased Shares representing at least a majority of the total aggregate number of Purchased Shares then outstanding (excluding any of such shares that have been sold in a transaction in which rights under Section 1 are not assigned in accordance with this Agreement or sold to the public pursuant to SEC Rule 144 or otherwise)] [Investor]. Any amendment or waiver effected in accordance with this Section 4(f) will be binding upon the Investor, the Company and their respective successors and assigns.

(g) Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

(h) Entire Agreement. This Agreement, together with the Purchase Agreement and all exhibits and schedules hereto and thereto constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

(i) Further Assurances. From and after the date of this Agreement upon the request of the Company or the Investor, the Company and the Investor will execute and deliver such instruments, documents or other writings, and take such other actions, as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

(j) Meaning of Include and Including. Whenever in this Agreement the word “include” or “including” is used, it shall be deemed to mean “include, without limitation” or “including, without limitation,” as the case may be, and the language following “include”or “including”shall not be deemed to set forth an exhaustive list.

(k) Fees, Costs and Expenses. All fees, costs and expenses (including attorneys’fees and expenses) incurred by either party hereto in connection with the preparation, negotiation and execution of this Agreement and the Purchase Agreement and the consummation of the transactions contemplated hereby and thereby (including the costs associated with any filings with, or compliance with any of the requirements of, any governmental authorities), shall be the sole and exclusive responsibility of such party.

(l) Stock Splits, Dividends and other Similar Events. The provisions of this Agreement (including the number of shares of Common Stock and other securities described herein) shall be appropriately adjusted to reflect any stock split, stock dividend, reorganization or other similar event that may occur with respect to the Company after the date hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

THE GYMBOREE CORPORATION By: —————————————— Name: Lawrence H. Meyer Title: Chief Financial Officer

Address: 700 Airport Boulevard Burlingame, California 94010 Telephone No.: (650) 696-7500 Facsimile No.: (650) 579-1733

with copies to: Wilson Sonsini Goodrich & Rosati Attention: Jeffrey D. Saper 650 Page Mill Road Palo Alto, California 94304-1050 Telephone No.: (650) 320-4626 Facsimile No.: (650) 493-6811

[NAME OF INVESTOR] By: ——————————————— Name —————————————— Title ——————————————

{Signature page to Investor Rights Agreement}